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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003




                                  MANPOWER INC.
             (Exact name of registrant as specified in its charter)




         Wisconsin                       1-10686              39-1672779
-----------------------------        ---------------      -------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)       Identification No.)

             5301 North Ironwood Road
               Milwaukee, Wisconsin                           53217
   ---------------------------------------------             --------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (414) 961-1000

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Item 7.  Exhibits.


                   Exhibit No.                      Description
                   -----------                      -----------
                      99.1              Press Release dated April 15, 2003


Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition provided under Item 12 pursuant to Release 34-47583.

          On April 15, 2003, Manpower Inc. issued a press release announcing its results of operations for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is furnished under Item 12 of Form 8-K.










                                       2
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 15, 2003            MANPOWER INC.


                                  By:  /s/ Michael J. Van Handel
                                       -----------------------------------------
                                       Michael J. Van Handel
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary










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                                  EXHIBIT INDEX


               Exhibit No.                         Description
               -----------                         -----------
                   99.1                 Press Release dated April 15, 2003